AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING

2. CONTRACT *(Proc. Inst. Ident.)* NO. W911QX-06-C-0044

3. EFFECTIVE DATE 24 Mar 2006

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. SEE SCHEDULE

5. ISSUED BY CODE W911QX
US ARMY RDECOM ACQUISITION CENTER
RDECOM ACQ CTR - ADELPHI
2800 POWDER MILL ROAD
AMSRD-ACC
ADELPHI MD 20783-1197

6. ADMINISTERED BY *(If other than Item 5)* CODE S0512A
DCM - LOS ANGELES
16111 PLUMMER STREET
BLDG 10, 2ND FLOOR
SEPULVEDA CA 91343

7. NAME AND ADDRESS OF CONTRACTOR *(No., street, city, county, state and zip code)*
QUINTESSENCE PHOTONICS CORPORATION
GEORGE LINTZ
15632 ROXFORD STREET
SYLMAR CA 91342-1265

CODE 1WTF2 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER *(See below)*

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES *(4 copies unless otherwise specified)* TO THE ADDRESS SHOWN IN: ITEM Section G

11. SHIP TO/MARK FOR CODE W71B7J
US ARMY RESEARCH LABORATORY
MARK DUBINSKIY
2800 POWDER MILL RD
ADELPHI MD 20783-1197

12. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS - COLUMBUS
WEST ENTITLEMENTS OPERATIONS
P.O. BOX 182381
COLUMBUS OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $673,028.00

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER *(Type or print)*

20A. NAME AND TITLE OF CONTRACTING OFFICER
LEE A. HESS / CONTRACTING OFFICER
TEL: 301-394-4593 EMAIL: lee.a.hess@us.army.mil

19B. NAME OF CONTRACTOR
BY ___ *(Signature of person authorized to sign)*

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY Lee A. Hess *(Signature of Contracting Officer)*

20C. DATE SIGNED 24-Mar-2006

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		

SBIR PHASE II, TOPIC # A04-049
CPFF
The contractor shall perform research and development for Spectrally Tailored High Efficiency Long Wave Pumps for Eye-Safe Solid-State Lasers in accordance with Section C, Statement of Work.
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J-5276-N101
MARK DUBINSKIY, 301-394-1821

ESTIMATED COST	$623,174.00
FIXED FEE	$49,854.00
TOTAL EST COST + FEE	$673,028.00

ACRN AC $0.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					

FUNDING FOR CLIN 0001
CPFF
FUNDING FOR CLIN 0001
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J-5276-N101
MARK DUBINSKIY, 301-394-1821

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ACRN AC $200,000.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					

FUNDING FOR CLIN 0001
CPFF
FUNDING FOR CLIN 0001
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J-6019-N109

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ACRN AD $7,547.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103					

FUNDING FOR CLIN 0001
CPFF
FUNDING FOR CLIN 0001
FOB: Destination
PURCHASE REQUEST NUMBER: W71B7J-6019-N101

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ACRN AE $157,168.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002					NSP

DATA

CPFF

The Contractor shall provide data in accordance with Section J, Exhibit A, DD Forms 1423.

FOB: Destination

PURCHASE REQUEST NUMBER: W71B7J-5276-N101

MARK DUBINSKIY, 301-394-1821

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ACRN AC $0.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		NSP

CONTRACTOR MANPOWER REPORTING

CPFF

The Contractor shall report in accordance with the Statement of Work, paragraph entitled, "Contractor Manpower Reporting" for Requesting Activity UIC W262AA.

FOB: Destination

PURCHASE REQUEST NUMBER: W71B7J-5276-N101

MARK DUBINSKIY, 301-394-1821

ESTIMATED COST	$0.00
FIXED FEE	$0.00
TOTAL EST COST + FEE	$0.00

ACRN AC $0.00
CIN: 000000000000000000000000000000

CLAUSES INCORPORATED BY FULL TEXT

52.004-4409 RDECOMAC POINT OF CONTACT (JUL 2004)

The RDECOMAC point of contact for this action is:

Contract Specialist: Kevin Hawk
Telephone Number: (301)394-3138
Fax Number: (301)394-2852
Email: khawk@arl.army.mil

(End of clause)

52.004-4412 CONTRACTING OFFICER'S REPRESENTATIVE (COR) (DEC 2002)

The COR appointed to this contract is identified below. See formal letter of appointment for authorized duties/responsibilities.

COR Name: Dr. Mark Dubinskiy
COR Telephone: (301)394-1821
COR Email address: mdubinskiy@arl.army.mil

(End of clause)

52.016-4407 TYPE OF CONTRACT (SEP 1999)

This is a Cost Plus Fixed Fee type of contract.

(End of clause)

52.032-4421 INCREMENTAL FUNDING - PERFORMANCE PERIOD (SEP 1999)

This contract is incrementally funded. The amount presently available for payment and allotted to the contract is $364,715.00. It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through 01 June 2007.

(End of clause)

Section C - Descriptions and Specifications

[Sections C1.0 through C.5.2 have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.]

C 6.0 Project major deliverables

At the conclusion of this program, the contractor shall supply a minimum of two (2) fully mounted and characterized spectrally narrowed 1532-mm laser diode pump arrays of the design that reflects the highest power and spectral performance obtained in the program. The shipment of these lasers shall be accompanied by test data for each laser, including light-current, voltage-current, spectral and far-field curves.

C.6.1 The contractor shall conduct a kick-off meeting at the Government's Contracting Officer Representative's (COR's) location within 30 days of contract award.

C.6.2 The contractor shall submit seven (7) quarterly progress reports to the Government.

C.6.3 The contractor shall conduct two project review meetings one at the kickoff phase, and final phase. The kickoff and final phase review meeting shall be conducted at the Government's Contracting Officer Representative's (COR's) location.

C.6.4 The contractor shall submit a draft final report 23 months from the date of the contract award. The Government will provide its comments within 2 weeks of its receipt.

C.6.5 The contractor shall submit a final report, incorporating the government comments on the draft final report, 24 months from the date of the contract award.

C.6.6 All deliverable/documents/reports shall be in hard copy or submitted via electronic disk or secure communications only. E-mail submissions are not authorized.

C.7.0 Manpower Reporting

"The Office of the Assistant Secretary of the Arm (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor shall report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address https://contractormanpower.army.pentagon.mil. The required information includes: (1) Contracting Office, Contracting Officer, Contracting Officer's Technical Representative; (2) Contract number, including task order and delivery order number; (3) Beginning and ending dates covered by reporting period; (4) Contractor name, address, phone number, email address, identify of contractor employee entering data; (5) Estimated direct labor hours (including sub-contractors); (6) Estimated direct labor dollars paid this reporting period (including subcontractors); (7) Total payments (including sub-contractors); (8) Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different); (9) Estimated data collection cost; (10) Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information); (11) Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location using standardized nomenclature provided on website); (12) Presence of deployment or contingency contract language; and (13) Number of contractor and sub-contractor employees deployed in theater this reporting period (by country). As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending September 30 of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct XML data transfer to the database server or fill in the fields on the web site. The XML direct transfer is a format for transferring files from a contractor's systems

to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web site."

Section D - Packaging and Marking

SECTION D

D.1. Preservation, Packing and Packaging shall be of a standard commercial type providing for damage-free shipment to destination

(End of Clause)

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	Destination	Government	Destination	Government
000102	Destination	Government	Destination	Government
000103	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.046-4400 GOVERNMENT INSPECTION AND ACCEPTANCE (SEP 1999)

Government Inspection and Acceptance shall be performed at US Army Research Laboratory by an authorized Government Representative.

(End of clause)

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	21-MAR-2008		US ARMY RESEARCH LABORATORY MARK DUBINSKIY 2800 POWDER MILL RD ADELPHI MD 20783-1197 301-394-1821 FOB: Destination	W71B7J
000101	N/A	N/A	N/A	N/A
000102	N/A	N/A	N/A	N/A
000103	N/A	N/A	N/A	N/A
0002	21-MAR-2008		US ARMY RESEARCH LABORATORY MARK DUBINSKIY 2800 POWDER MILL RD ADELPHI MD 20783-1197 301-394-1821 FOB: Destination	W71B7J
0003	21-MAR-2008		(SAME AS PREVIOUS LOCATION) FOB: Destination	W71B7J

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.027-4400 DELIVERY OF DATA ITEMS (JUL 2003)

All technical data shall be delivered in accordance with the DD 1423s attached to Section J of this contract. Data items which require distribution to DTIC shall be mailed to the following address:

Defense Technical Information Center (DTIC)
ATTN: DTIC-OCA (PAT MAWBY)
8725 John J. Kingman Road, Suite 0944
Ft. Belvoir, VA 22060-6218

(End of clause)

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AC: 2152040000006N6N7C665502M4055255YADSBIRW71B7J5276N1015DSBR3S18129
AMOUNT: $200,000.00
CIN 000000000000000000000000000000: $200,000.00

AD: 2152040000006N6N7C665502M4055255YADSBIRW71B7J6019N1095DSBR3S18129
AMOUNT: $7,547.00
CIN 000000000000000000000000000000: $7,547.00

AE: 2162040000006N6N7C665502M4000255YADSBIRW71B7J6019N1016DSBR3S18129
AMOUNT: $157,168.00
CIN 000000000000000000000000000000: $157,168.00

CLAUSES INCORPORATED BY FULL TEXT

52.032-4405 DISTRIBUTION OF VOUCHERS (JAN 2002)

a. In accordance with DCAA Procedures DCAAP 7641.90, paragraph 5-302a., all vouchers for cost-type contracts must be submitted using the Standard Form (SF) 1034 "Public Voucher for Purchases and Services Other Than Personal". See http://www.dcaa.mil Information for Contractors.

b. The contractor shall forward vouchers to the addresses below in a simultaneous mailing. NOTE: All vouchers must identify the CLIN under which payment is being requested. VOUCHERS WHICH DO NOT IDENTIFY THE PROPER CLIN(s) WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER.

(1) The original and six (6) copies to Defense Contract Audit Agency (DCAA) Office. The cognizant Office address is:

San Fernando Valley Branch
6230 Van Nuys Blvd, Room 2001
Van Nuys, CA 91401

(2) One email copy to the Technical Representative, mdubinskiy@arl.army.mil

c. The contract completion voucher will be forwarded by the DCAA Contract Auditor to the Defense Contract Management (DCM) Administrative Contracting Officer (ACO), or to the PCO who signed this contract if no DCM ACO has been designated, for approval and transmittal to the cognizant disbursing office.

(End of clause)

52.032-4417 NOTICE TO PAYMENT OFFICE (SEP 1999)

Payments shall be disbursed in accordance with this Section G herein. This Section associates specific ACRNs with specific CLINs. In the event a CLIN contains multiple ACRNs, payments shall be disbursed on a "first expiring funds" basis, unless otherwise specified.

(End of clause)

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

52.004-4408 FOREIGN NATIONALS PERFORMING UNDER CONTRACT (DEC 2002)

In accordance with Title 8 U.S.C. 1324a, local Foreign Disclosure Officers (FDOs) may approve access by foreign nationals working on unclassified public domain contracts for the duration of the contract, provided the foreign nationals have appropriate work authorization documentation.

In those instances where foreign nationals are required to perform under any resultant contract and employment eligibility documentation was not submitted with an Awardee's proposal, the employment eligibility documentation specified at 8 CFR 274a.2 shall be submitted to the Contracting Officer at least two weeks prior to the foreign national's performance for review and approval. Awardees not employing foreign nationals in performance of any resultant contract may disregard this clause.

For further information, please contact:

Army Research Laboratory
Adelphi Laboratory Center
ATTN: AMSRL-CS-IO-FI
2800 Powder Mill Road
Adelphi, MD 20783-1197

(End of clause)

52.004-4410 PERFORMANCE REQUIRING ACCESS TO COMPUTER SYSTEMS (DEC 2002)

All contractor personnel, to include both U.S. Citizens and Foreign Nationals, shall have a completed, favorably adjudicated National Agency Check (NAC) prior to accessing any U.S. Army Research Laboratory (ARL) computer. The NAC shall remain on file at either the contractor's Security Office or the resident ARL Security Office or both. For contract performance requiring access to any ARL computer system a completed/approved ARL Form 134-R (Guest Researcher and Contractor Information Sheet) and 135-R (Guest Researcher and Contractor Information Systems Access Request) shall be on file for review and retention by the resident ARL Security office.

(End of clause)

52.005-4401 RELEASE OF INFORMATION BY MANUFACTURERS, RESEARCH ORGANIZATIONS, EDUCATIONAL INSTITUTIONS, AND OTHER COMMERCIAL ENTITIES HOLDING ARMY CONTRACTS (JUL 2003)

Army Regulation AR 360-1, para 5-48 and Appendix D, prescribes Department of the Army policies on the review and clearance of materials proposed for release to the public by all entities holding Army contracts and/or assistance instruments. This clause is intended to provide safeguards against the accidental release of proprietary or classified information.

The contractor shall forward the information proposed for public release, along with a cover transmittal letter, identifying the contract/instrument number, the specific information to be released, the medium to be used, and the purpose of the release, to the cognizant Contracting Officer at the address shown below. The Government will have no longer than sixty (60) calendar days to review the proposed release of information. During this 60-day

period, the contractor and the Government agree to confer and consult with each other to ensure that no proprietary or classified information is released.

U.S. Army Research, Development and Engineering Command
Acquisition Center
Adelphi Contracting Division
ATTN: AMSRD-ACC-AC
2800 Powder Mill Road
Adelphi, Maryland 20783-1197

M/F: Contract No.: W911QX-06-C-0044

The contractor shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material based on or developed under this program. These statements shall appear either on the title/first page or the final page of such documents -

"The research reported in this document/presentation was performed in connection with contract/instrument W911QX-06-C-0044 with the U.S. Army Research Laboratory. The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the U.S. Army Research Laboratory or the U.S. Government unless so designated by other authorized documents. Citation of manufacturer's or trade names does not constitute an official endorsement or approval of the use thereof. The U.S. Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon."

(End of clause)

52.016-4400 PAYMENT OF FEE (AUG 1999)

Pursuant to the clause at FAR 52.216-8, "Fixed Fee", and subject to withholding provisions contained therein or elsewhere in the contract, fixed fee shall be paid to the Contractor on a pro rata basis derived from the ratio of the fixed fee to the estimated cost of the contract and shall be included in the vouchers submitted by the Contractor for reimbursement under the terms of the contract.

(End of clause)

52.028-4400 REQUIRED INSURANCE COVERAGE (AUG 1999)

Pursuant to the clause entitled "Insurance - Work on a Government Installation", FAR 52.228-5, or the clause entitled "Insurance - Liability to Third Persons", FAR 52.228-7, the Contractor shall procure and maintain the following kinds of insurance coverage in the amounts herein indicated, throughout the period of performance under this contract.

(a) The Contractor shall comply with the Workmen's Compensation statute of the State(s) where work is to be performed.

(b) Employer's Liability Insurance $ 100,000.00 .

(c) General Liability Insurance (Comprehensive)

(1) Bodily injury $ 500,000.00 per accident

(d) Automobile Liability Insurance (Comprehensive)

(1) Bodily injury	$	200,000.00	per person
	$	500,000.00	per accident
(2) Property damage	$	50,000.00	per accident

(End of clause)

52.032-4400 LIMITATION OF COST/LIMITATION OF FUNDS (AUG 1999)

This contract is incrementally funded. The Contract Clauses Section hereof include both of the FAR clauses at 52.232-20, "Limitation of Cost", and 52.232-22, "Limitation of Funds". The latter clause is operative as long as this contract is incrementally funded. If and when the contract becomes fully funded, the "Limitation of Cost" clause shall become effective and the "Limitation of Funds" clause shall cease to be operative.

(End of clause)

52.046-4401 KEY PERSONNEL (FEB 00)

The Contractor shall notify the Government in the event of a transition (replacing or removal) of key personnel (those individuals addressed in the Contractors proposal) working under this contract. The Government reserves the right to review the qualifications of any Contractor personnel proposed to replace existing personnel and accept/reject the individual based on its judgement that the individual can perform similarly as the transitioned personnel.

(End of clause)

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2003
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data--Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	JAN 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data--Modifications	OCT 1997
52.216-8	Fixed Fee	MAR 1997
52.219-6	Notice Of Total Small Business Set-Aside	JUN 2003
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	DEC 2003
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-11	Patent Rights--Retention By The Contractor (Short Form)	JUN 1997
52.228-7	Insurance--Liability To Third Persons	MAR 1996

52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes--Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	JUL 2004
52.245-5	Government Property (Cost-Reimbursement Time-And-Materials, Or Labor Hour Contracts)	MAY 2004
52.246-23	Limitation Of Liability	FEB 1997
52.247-67	Submission Of Commercial Transportation Bills To The General Services Administration For Audit	JUN 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.225-7001	Buy American Act And Balance Of Payments Program	APR 2003
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JUN 1995
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7034	Patents--Subcontracts	APR 1984
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7011	Final Scientific or Technical Report	SEP 1999

252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.216-7 ALLOWABLE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the (Contracting Officer insert day as prescribed by agency head; if not prescribed, insert "30th") day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor's payment request to the Government;

(B) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

(End of clause)

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.244-2 SUBCONTRACTS (AUG 1998)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that--

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds--

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer's written consent before placing the following subcontracts:

None

(f)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting--

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination--

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

None

(End of clause)

52.247-1 COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

If the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the US Army Research Laboratory and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government."

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the US Army Research Laboratory and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no. W911QX-06-C-0044. This may be confirmed by contacting the Contracting Officer."

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/VFDFARa.htm
http://www.arnet.gov/far

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DFARS (48 CFR 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the US Army Research Laboratory under Contract No. W911QX-06-C-0044.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the US Army Research Laboratory.

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 2	Evidence of Bilateral Award	1	

DD FORM 1423'S

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. **0002**	B. EXHIBIT **A**	C. CATEGORY: TDP____ TM____ OTHER: **ADMN**	
D. SYSTEM/ITEM **HIGH EFFICIENCY LONG WAVE PUMPS**	E. CONTRACT/PR NO. **W71B73-5276-N101**	F. CONTRACTOR **QUINTESSENCE PHOTONICS CORP.**	
1. DATA ITEM NO. **A001**	2. TITLE OF DATA ITEM **PRESENTATION MATERIAL**	3. SUBTITLE **PROJECT REVIEW MEETINGS**	
4. AUTHORITY (Data Acquisition Document No.) **DI-ADMN-81373**	5. CONTRACT REFERENCE **SOW C.6.3**	6. REQUIRING OFFICE **AMSRD-ARL-SE-EO**	
7. DD 250 REQ **LT**	9. DIST STATEMENT REQUIRED **B**	10. FREQUENCY **ASREQ**	12. DATE OF FIRST SUBMISSION **SEE BLK 16**
8. APP CODE **N/A**		11. AS OF DATE **N/A**	13. DATE OF SUBSEQUENT SUBMISSION **SEE BLK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AMSRD-ACC-AP	**0**	**0**	**0**
COPY OF LTR	**0**	**0**	**0**
AMSRD-ARL-SE-EO	**0**	**1**	**0**
15. TOTAL	**0**	**1**	**0**

16. REMARKS

BLK 9: DISTRIBUTION STATEMENT B. DISTRIBUTION IS AUTHORIZED TO U.S. GOVERNMENT AGENCIES ONLY. FURTHER DISTRIBUTION ONLY AS AUTHORIZED BY ARL FORM 1.

BLK 12: FIRST PROJECT REVIEW MEETING SHALL BE HELD AT KICK-OFF MEETING NLT 30 DAYS AFTER CONTRACT AWARD.

BLK 13: SUBSEQUENT PROJECT REVIEW MEETING SHALL BE HELD NLT 30 DAYS PRIOR TO COMPLETION OF FINAL PHASE OF CONTRACT. ALL PROJECT REVIEW MEETINGS WILL BE HELD AT GOVERNMENT'S CONTRACTING OFFICER REPRESENTATIVE'S (COR) LOCATION.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
MARK DUBINSKIY	**3 November 2005**	**NORMAN LEKANG**	**3 November 2005**

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page 1 of 3 Pages

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.: **0002**

B. EXHIBIT: **A**

C. CATEGORY: TDP____ TM____ OTHER: **MGMT**

D. SYSTEM/ITEM: **HIGH EFFICIENCY LONG WAVE PUMPS**

E. CONTRACT/PR NO.: **W71B7J-5276-N101**

F. CONTRACTOR: **QUINTESSENCE PHOTONICS CORP.**

1. DATA ITEM NO.: **A002**

2. TITLE OF DATA ITEM: **STATUS REPORT**

3. SUBTITLE: **QUARTERLY PROGRESS REPORTS**

4. AUTHORITY (Data Acquisition Document No.): **DI-MGMT-80368**

5. CONTRACT REFERENCE: **SOW C.6.2**

6. REQUIRING OFFICE: **AMSRD-ARL-SE-EO**

7. DD 250 REQ: **LT**

8. APP CODE: **N/A**

9. DIST STATEMENT REQUIRED: **B**

10. FREQUENCY: **QRTLY**

11. AS OF DATE: **N/A**

12. DATE OF FIRST SUBMISSION: **105 DAYS ACA**

13. DATE OF SUBSEQUENT SUBMISSION: **SEE BLK 16**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AMSRD-ACC-AP	0	0	0
COPY OF LTR	0	0	0
AMSRD-ARL-SE-EO	0	1	0
15. TOTAL	0	1	0

16. REMARKS

BLK 9: DISTRIBUTION STATEMENT B. DISTRIBUTION IS AUTHORIZED TO U.S. GOVERNMENT AGENCIES ONLY. FURTHER DISTRIBUTION ONLY AS AUTHORIZED BY ARL FORM 1.

BLK 13: SUBSEQUENT SUBMISSIONS SHALL BE MADE NLT THE 10TH DAY OF THE MONTH FOLLOWING THE PERIOD OF PERFORMANCE REPORTING ON.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
MARK DUBINSKIY	3 November 2005	NORMAN LEKANG	3 November 2005

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO. 0002	B. EXHIBIT A	C. CATEGORY: TDP____ TM____ OTHER: MISC
D. SYSTEM/ITEM HIGH EFFICIENCY LONG WAVE PUMPS	E. CONTRACT/PR NO. W71B73-5276-N101	F. CONTRACTOR QUINTESSENCE PHOTONICS CORP.
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM SCIENTIFIC AND TECHNICAL REPORTS	3. SUBTITLE FINAL REPORT
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711A (T)	5. CONTRACT REFERENCE SOW C.6.4 AND C.6.5	6. REQUIRING OFFICE AMSRD-ARL-SE-EO

7. DD 250 REQ DD	9. DIST STATEMENT REQUIRED B	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION 30 DAYS PEOC
8. APP CODE A		11. AS OF DATE N/A	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES: Draft	Final: Reg	Final: Repro
AMSRD-ACC-AP	0	1	0
DTIC	0	1	1
AMSRD-ARL-SE-EO	1	1	1
15. TOTAL	1	3	2

16. REMARKS

BLK 4: DELETE PARAGRAPH 10.2. CONTRACTOR FORMAT IS ACCEPTABLE. IN ADDITION TO PAPER COPIES, EACH REPORT SHALL BE DELIVERED ELECTRONICALLY IN A MEDIA SELECTED BY THE GOVERNMENT AT TIME OF DELIVERY. MEDIA TYPES WHICH CAN BE ACCEPTED INCLUDE: FTP (FILE TRANSFER PROTOCOL), CD-ROM, 3-1/2 INCH FLOPPY DISKETTE AND 100MB ZIP DISK.

BLK 9: DISTRIBUTION STATEMENT B. DISTRIBUTION IS AUTHORIZED TO U.S. GOVERNMENT AGENCIES ONLY. FURTHER DISTRIBUTION ONLY AS AUTHORIZED BY ARL FORM 1.

BLK 8 AND 12: THE GOVERNMENT REQUIRES 15 DAYS TO REVIEW/COMMENT ON THE DRAFT SUBMISSION.

BLK 13: FINAL SUBMISSION DUE NLT 15 DAYS AFTER RECEIPT OF GOVERNMENT COMMENTS.

CONTRACTOR SHALL SUBMIT FINAL REPORT WITH COVER AND REVERSE COVER PAGE DEPICTING INFORMATION AS SHOWN ON ATTACHMENT 1 AND ATTACHMENT 2. THE CONTRACTOR'S REPORT NUMBER IS 873. REPORT NUMBER SHALL BE AFFIXED APPROXIMATELY AS SHOWN. UNDER CONTRACT NUMBER ADD FOR TPOC:

UNITED STATES ARMY RESEARCH LABORATORY
AMSRD-ARL-SE-EO (MARK DUBINSKIY)
2800 POWDER MILL ROAD
ADELPHI, MD 20783-1197

DTIC REPORT COPY TO BE SENT TO:

DEFENSE TECHNICAL INFORMATION CENTER (DTIC)
8725 JOHN J. KINGMAN ROAD, SUITE 0944
ATTN: DTIC-OCA (PAT MAWBY)
FORT BELVOIR, VA 22060

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
MARK DUBINSKIY	3 November 2005	NORMAN LEKANG	3 November 2005

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED. Page 3 of 3 Pages

EXHIBIT A – ATTACHMENT 1

ARMY RESEARCH LABORATORY

Report Title Goes Here
Any Subtitles Go Here

By Some Author and Another Author

ARL-CR-XXX Month XXXX

Prepared by

Whatever Technology Corporation
0000 Research Drive
Anywhere, ST 20006-1000

Under contract

DAAD17-XX-C-XXXX

DISTRIBUTION STATEMENT GOES HERE

EXHIBIT A – ATTACHMENT 2

The findings in this report are not to be construed as an official Department of the Army position unless so designated by other authorized documents.

Citation of manufacturer's or trade names does not constitute an official endorsement or approval of the use thereof.

DESTRUCTION NOTICE: For classified documents, follow the procedures in DoD 5220.22-M, National Industrial Security Program Operating Manual, Chapter 5, Section 7. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

EVIDENCE OF BILATERAL AWARD

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) — RATING — PAGE 1 OF 33 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: W911QX-06-C-0044

3. EFFECTIVE DATE

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: SEE SCHEDULE

5. ISSUED BY — CODE W911QX

6. ADMINISTERED BY (If other than Item 5) — CODE

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

8. DELIVERY: [ ] FOB ORIGIN [X] OTHER

9. DISCOUNT FOR PROMPT PAYMENT: Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ITEM Section G

CODE 1W9T2 — FACILITY CODE

11. SHIP TO/MARK FOR — CODE W911...

12. PAYMENT WILL BE MADE BY — CODE

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA: See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT: $673,028.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	18 - 26
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2 - 5			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	6 - 8	X	J	LIST OF ATTACHMENTS	27 - 33
X	D	PACKAGING AND MARKING	9			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	10		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	11 - 12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	G	CONTRACT ADMINISTRATION DATA	13 - 14		M	EVALUATION FACTORS FOR AWARD	
X	H	SPECIAL CONTRACT REQUIREMENTS	16 - 17				

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT [illegible]

18. [ ] AWARD [illegible]

19A. NAME AND TITLE OF SIGNER (Type or print): George Lintz

20A. NAME AND TITLE OF CONTRACTING OFFICER

19B. NAME OF CONTRACTOR — BY [signature] (Signature of person authorized to sign)

19C. DATE SIGNED: 3/17/06

20B. UNITED STATES OF AMERICA — BY (Signature of Contracting Officer)

20C. DATE SIGNED

STANDARD FORM 26 (REV. 4-85)